UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

Friedman Industries, Incorporated

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-07521 (Commission File Number)	74-1504405 (IRS Employer Identification No.)
1121 Judson Road, Suite 124 Longview, Texas (Address of principal executive offices)	903-758-3431 (Registrant’s telephone number, including area code)	75601 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 1, 2017, William E. Crow retired as Chief Executive Officer of Friedman Industries, Incorporated (the “Company”). He continues to serve the Company as a director and as a consultant.

On March 30, 2017, Robert Sparkman, age 61, was elected by the Board of Directors of the Company to serve as President and Chief Executive Officer of the Company, effective April 1, 2017. Mr. Sparkman has served as the Company’s President and Chief Operating Officer since April 1, 2016. Mr. Sparkman previously served as Senior Vice President of Operations from April 2015 to March 2016, Vice President of Sales for the Company’s coil division between 2002 and March 2015 and has been employed by the Company since 1979, providing him with over 37 years of experience with both the Company’s coil and tubular divisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     April 4, 2017

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue Vice President - Secretary and Treasurer